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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 14, 2003


                         HERITAGE PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


         Delaware                       1-11727                 73-1493906
(State or other jurisdiction    (Commission file number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

            8801 South Yale Avenue, Suite 310, Tulsa, Oklahoma 74137
              (Address of principal executive offices and zip code)

                                 (918) 492-7272
              (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         Exhibit No.       Description

         Exhibit 99.1      Press Release issued by the registrant
                           dated April 14, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

On April 14, 2003, Heritage Propane Partners, L.P. issued a press release announcing its financial results for the second quarter and six months ended February 28, 2003. A copy of this press release is being furnished as an exhibit to this report on Form 8-K. The information contained in this report on Form 8-K is being furnished to the U.S. Securities and Exchange Commission (the "Commission") to report information pursuant to Item 12. - Results of Operations and Financial Conditions in accordance with the interim guidance provided by the Commission in Release No. 33-8216.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATED: April 14, 2003.

                                   HERITAGE PROPANE PARTNERS, L.P.

                                   By: U.S. Propane, L.P.
                                       (General Partner)

                                   By: U.S. Propane, L.L.C.
                                       (General Partner)

                                   By: /s/ Michael L. Greenwood
                                      -----------------------------------------
                                                Michael L. Greenwood
                                      Vice President and Chief Financial Officer




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                                INDEX TO EXHIBITS

The exhibits listed on the following Exhibit Index are furnished as part of this Report. Exhibits required by Item 601 of Regulation S-K, but which are not listed below, are not applicable.

Exhibit
Number            Description
99.1              Press Release issued by the registrant dated April 14, 2003.